UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
March 15, 2004
____________________________

LANBO FINANCIAL GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)
000-50895 (Commission File Number)		02-0497440 (IRS Employer Identification No.)
c/o West Windsor Professional Center 51 Everett Drive Suite A-20, #B West Windsor, NJ 08550 (Address of Principal Executive Offices and zip code)
609-799-1889
(Registrant’s telephone
number, including area code)

Micro Interconnect Technology, Inc.
936A Beachland Boulevard Suite 13
Vero Beach, FL 32963
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 7.01 Regulation FD Disclosure

In connection with fundraising activities, Lanbo Financial Group, Inc. attaches materials to be used in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
Exhibit Number	Description
99.1	Powerpoint presentation of Lanbo Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANBO FINANCIAL GROUP, INC.

Date: March 15, 2005                     By: /s/ Pingji Lu
                      Name: Pingji Lu
                      Title: Chairman and President

EXHIBIT INDEX
Exhibit Number	Description
99.1	Powerpoint presentation of Lanbo Financial Group, Inc.